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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-55968, 333-45980, 333-45042, 333-37884, 333-
96163 and 333-88159) of Red Hat, Inc. of our report dated March 16, 2001 relating to the financial statements of Red Hat, Inc. which appears in this Form 10-K.




/s/ PRICEWATERHOUSECOOPERS LLP


Raleigh, North Carolina
April 18, 2001